Exhibit 21.1

DANAHER CORPORATION & SUBSIDIARIES

Jurisdiction of incorporation or organization	Name
SW	AB Qualitrol AKM
DE	Abek LLC
GM	ACC Motion GmbH
OH	AC Intermediate Company
IL	Accurate Metering Systems Inc.
SN	Accu-Sort Asia Pacific Pte.Ltd.
PA	Accu-Sort Canada Inc.
GM	Accu-Sort Europe GmbH
AS	Accu-Sort Systems Australia Pty.Ltd.
PA	Accu-Sort Systems Inc.
OH	Acme-Cleveland Corp.
OH	Acme-Cleveland Laser Systems Inc.
SW	Advanced Motion Controls AB
DE	The Allen Manufacturing Company (d/b/a DBS Co-op)
DE	American Precision Industries Inc.
NY	Anderson Instrument Co.Inc.
CA	Anderson Instrument Company LP
NY	API Development Corporation
SC	API Harowe (St.Kitts) Ltd.
SZ	API Portescap SA
GM	API Portescap Deutschland GmbH
FR	API Portescap France SA
SZ	API Portescap International
JA	API Portescap Japan Ltd.
PL	API Portescap Polska Sp.zoo
SW	API Portescap Scandinavia AB
UK	API Portescap UK Ltd.
UK	API Positran Ltd.
WI	API Wisconsin Inc.
DA	ApS KBUS 38 nr.2017
DA	ApS KBUS 38 nr.2018
DE	Armstrong Tools Inc.
CA	Art Instruments Inc.
FR	Artus SAS
VM	Artus Vietnam Co.Ltd.
DE	Assembly Technologies LLC

DE	AVMO Acquisition LLC
CA	Ball Screws and Actuators Co.Inc.
WI	Beamco Inc.
CH	Beijing Chang Gi Service Equipment Co.Ltd.
CH	Beijing Raytek Photoelectric Technology Co.Ltd.
NL	Bio-Tek Instruments Europe BV
MX	Bobinas del Sur SA/CV
IT	Calzoni Srl
GM	CH.Beha GmbH
CH	China SAFU Machinery Hardware Co.Ltd.
GM	Cleveland Precision Systems GmbH
CI	Codificadora y Etiquetadora Willett Ltda.
CA	Communications Technology Corp.
MX	Communications Technology Mexico SA/CV
NL	Cyberex BV
NY	Dale Technology Inc.
CA	Danaher Canada Partners Inc.
CA	Danaher Canadian Finance LP
CA	Danaher Canadian Holdings Inc.
DE	Danaher Corporation
GM	Danaher Dental Systems GmbH
DE	Danaher Finance Company
SW	Danaher Finance Company AB
DE	Danaher Finance Company LLC
GM	Danaher GbR
DA	Danaher Holding Company ApS
GM	Danaher Holdings GmbH
JA	Danaher ICG Japan Co.Ltd.
GM	Danaher Industrial Controls GmbH
VT	Danaher Insurance Company
LU	Danaher Luxembourg Sarl
DA	Danaher Medical ApS
SW	Danaher Motion I Flen AB
GM	Danaher Motion GmbH
IN	Danaher Motion India
DE	Danaher Motion LLC
SZ	Danaher Motion SA
SW	Danaher Motion Saro AB
IT	Danaher Motion Srl
SW	Danaher Motion Stockholm AB
DE	Danaher Motion Technology LLC
DE	Danaher Power Solutions LLC
DE	Danaher Service Company of Illinois Inc.
CA	Danaher Tool Group LP

CH	Danaher Tool (Shanghai) Ltd.
UK	Danaher UK Industries Ltd.
UK	Danaher UK Partners
GM	Danaher Verwaltungs GmbH
DE	Data Recorders Inc.
DE	DCI Consolidated Industries Inc.
AR	Delta Consolidated Industries Inc.
DA	DH Denmark Holding ApS
DE	DH Holdings Corp.
CA	DHR Nova Scotia ULC
DE	Diesel Engine Retarders Inc.
DE	DMG Partners
DE	DMG Plastics Inc.
NL	Dolan-Jenner Europe BV
MA	Dolan-Jenner Industries Inc.
SZ	Dr.Bruno Lange AG
AU	Dr.Bruno Lange Gesellschaft mbH
GM	Dr.Bruno Lange GmbH & Co.KG
IT	Dr.Bruno Lange Srl
GM	Dr.Bruno Lange Verwaltungs GmbH
SW	Dr.Lange AB
BE	Dr.Lange Belgie BV/SA
DA	Dr.Lange Danmark A/S
NL	Dr.Lange Nederland BV
PL	Dr.Lange Sp.zoo
IL	Dynapar Corporation
DE	Easco Hand Tools Inc.
GM	ELE International GmbH
DE	ELE International LLC
UK	ELE International Ltd.
DE	Environmental Test Systems Inc.
DE	EXE International Inc.
CA	Fisher Pierce Company
DE	FJ 900 Inc.
DE	Flow Measurement Corporation
AS	Fluke Australia Pty.Ltd.
BE	Fluke Belgium NV/SA
NV	Fluke Biomedical Corporation
HK	Fluke China (Hong Kong) Ltd.
BR	Fluke do Brasil Ltda.
WA	Fluke Corporation
DA	Fluke Danmark A/S
GM	Fluke Deutschland GmbH
CA	Fluke Electronics Canada LP

DE	Fluke Electronics Corporation
MY	Fluke Electronics (Malaysia) And.Bhd.
NL	Fluke Europe BV
CJ	Fluke Finance Company Ltd.
FI	Fluke Finland Oy
FR	Fluke France SA
UK	Fluke (G.B.) Ltd.
NL	Fluke Holding BV
SW	Fluke Holding Company AB
CJ	Fluke Holding Company Ltd.
SP	Fluke Iberica SL
NL	Fluke Industrial BV
WA	Fluke International Corporation
IT	Fluke Italia Srl
JA	Fluke Japan KK
NL	Fluke Nederland BV
NO	Fluke Norge A/S
UK	Fluke Precision Measurements Ltd.
CH	Fluke Shanghai Corporation
SN	Fluke Singapore Pte.Ltd.
SW	Fluke Sverige AB
SZ	Fluke Switzerland AG
UK	Fluke (UK) Ltd.
AU	Fluke Vertriebsgesellschaft mbH
DE	Gasboy International LLC
GM	Gems Sensors GmbH
DE	Gems Sensors Inc.
FR	Gems Sensors Sarl
IT	Gems Sensors Srl
DE	Gendex Corporation
GM	Gendex Dental Systems GmbH
JA	Gendex Dental Systems KK
CA	Gendex Dental Systems LP
AS	Gendex Dental Systems Pty.Ltd.
FR	Gendex Dental Systems Sarl
IT	Gendex Dental Systems Srl
DE	GID Acquisition Company
AS	Gilbarco Australia Ltd.
CA	Gilbarco Canada Corporation
GM	Gilbarco GmbH & Co.KG
UK	Gilbarco Holdings Ltd.
DE	Gilbarco Inc.
DE	Gilbarco International Inc.
AR	Gilbarco Latin America SA

UK	Gilbarco Ltd.
NZ	Gilbarco (NZ) Ltd.
DE	Gilbarco Partners
IT	Gilbarco SpA
GM	Gilbarco Technology GmbH
GM	Gilbarco Verwaltungs GmbH
AS	Gilbert & Barker Australia Pty.Ltd.
NZ	Gilbert & Barker (NZ) Pty.Ltd.
DE	GLI International LLC
CO	Hach Company
BE	Hach Lange SA
CA	Hach Sales & Service Canada Ltd.
GM	Hach Ultra Analytics GmbH
CA	Hach Ultra Analytics Inc.
DE	Hand Tool Design Corporation
DE	Hart Scientific LLC
DE	Heat Transfer Guarantee Co.LLC
NJ	Hecon Properties Inc.
FR	Hengstler Controle Numerique Sarl
SP	Hengstler Espana SA
GM	Hengstler GmbH
IT	Hengstler Italia Srl
LO	Hengstler sro Kezmarok
DE	Hennessy Canada LLC
CA	Hennessy Industries Canada LP
DE	Hennessy Industries Inc.
DE	Holo-Krome Company
UK	Holo-Krome Ltd.
CJ	Hunfin Investment Company Ltd.
HU	Hunfin Kft
EI	Hunfin Ltd
DE	Hydrolab LLC
IT	ICG Holdings Srl
DE	IDC Acquisition LLC
CH	IME Electronics Zhuhai Co.Ltd.
HK	IME (Hong Kong) Ltd.
CH	IME Shanghai Co.Ltd.
DE	Industrial Fasteners Inc.
DE	Industrial Sensors Inc.
AR	Intervest SA
HK	Jacobs Chuck (Hong Kong) Ltd.
DE	Jacobs Chuck Manufacturing Company
CH	Jacobs Chuck Manufacturing (Suzhou) Co. Ltd.
CH	Jacobs Chuck Trading (Shanghai) Co.Ltd.

UK	Jacobs Holding Company
DE	Jacobs Japan Inc.
MX	Jacobs Mexico SA/CV
DE	Jacobs Vehicle Systems Inc.
DE	Jennings Land Company
DE	Jennings Technology Company LL
HK	Jessie & J Company Ltd.
DE	Joslyn Clark Controls LLC
DE	Joslyn Company LLC
DE	Joslyn Electronic Systems Company LLC
DE	Joslyn Hi-Voltage Company LLC
DE	Joslyn Holding Company
CA	Joslyn Industries
DE	Joslyn Manufacturing Company LLC
MD	Joslyn Sunbank Company LLC
DE	JS Technology Inc.
GM	KACO Elektrotechnik GmbH
SW	KB Instrumate
DE	K-D Tools of Puerto Rico Inc.
UK	Kiev Ltd.
DE	Kingsley Tools Inc.
GM	Kisch Beteiligungs GmbH
DE	Kistler-Morse Corporation
CO	Knowledge Acquisition Inc.
DE	Kollmorgen Asia Investment Company
NY	Kollmorgen Corporation
SW	Kollmorgen Holding Company AB
MP	Kollmorgen India Investment Company
DE	Kollmorgen International LLC
DE	Kollmorgen Overseas Development Corp.
FR	Kollmorgen SAS
MA	Kollmorgen Securities Corp.
IS	Kollmorgen Servotronix Ltd.
UK	Lange U.K. Ltd.
UK	Launchchange Holding Company
UK	Launchchange Instrumentation Ltd.
UK	Launchchange Ltd.
TW	Lea Way Hand Tool Corporation
DE	Light Controls Corp.
DE	Linear Motion LLC
SF	LogiAfrica Pty.
LU	Logitron International SA
NJ	Loop Expert Technologies Inc.
NL	Marley Pump Europe BV

JM	Marsh Interex Ltd.
MO	Marsh Label Technologies LLC
IL	Marsh Stencil Machine Company
DE	Master Gears Corp.
NJ	Matco Tools Corporation
DE	McCormick Selph Holdings Inc.
CA	McCormick Selph Inc.
DE	McCrometer Inc.
DE	Mechanics Custom Tools Corporation
UK	Microtest Europe Ltd.
GM	Microtest GmbH
OH	M & M de France Inc.
OH	M & M Precision Systems Corp.
OH	Namco Controls Corp.
GM	Namco Controls GmbH
EZ	NDC Automation Praha sro
GM	Negele Industrieelektronik GmbH & Co.KG
GM	Negele Verwaltungs GmbH
SP	Neurtek Medio Ambiente SA
CT	Newtown Manufacturing Company Inc.
DE	NMTC Inc.
GM	NOGLIA Vermogensverwaltung GmbH
NY	Norcim LLC
DE	OECO Holdings LLC
DE	OECO LLC
SZ	Orbilasers SA
GM	Orbisphere GmbH
SZ	Orbisphere GVE SA
DE	Orbisphere Laboratories Japan LLC
DE	Orbisphere Laboratories Overseas LLC
SZ	Orbisphere Management Holdings SA
SZ	Orbisphere Neuchatel SA
SF	Orbisphere South Africa Pty.Ltd.
FR	OTT France Sarl
SP	OTT Hidrometria SL
SZ	OTT Hydrometrie AG
UK	OTT Hydrometry Ltd.
VE	OTT Latinoamerica CA
GM	OTT Messtechnik GmbH & Co.KG
GM	OTT Messtechnik Verwaltungs GmbH
SF	OTT South Africa Pty.Ltd.
CA	Pacific Scientific Company
DE	Pacific Scientific Energetics Co. Hollister Divn.LLC
DE	Pacific Scientific Energetic Materials Company

CA	Pacific Scientific International Holding Company
EI	Pacific Scientific Ireland Ltd.
UK	Pacific Scientific Ltd.
MA	PacSci Motion Control Inc.
NY	Partlow Corporation
DE	Petroleum Industry Controls Inc.
AL	Phoenix Microsystems Inc.
UK	Piccadilly Precision Engineering Ltd.
FR	Polymetron SA
SN	Portescap Danaher Motion Singapore Pte.Ltd.
MY	Portescap Danaher Motion Malaysia Sdn.Bhd.
UK	Portescap Danaher Motion UK Ltd.
DE	Portescap Danaher Motion US LLC
NY	Portescap US Inc.
DE	Power Tool Holders Incorporated
DE	Power Transformer Controls Company
DE	Precision Gauges Inc.
DE	Precision Specialties Inc.
MI	Pressure Devices, Inc.
UK	Printos Ltd.
DA	Proces-Styring ApS
NO	Prosess-Styring A/S
DE	PS/EMC West LLC
CA	Q Holdings Inc.
NY	Qualitrol Corporation
DE	Qualitrol Finance Corp.
GM	Qualitrol GmbH
LU	Qualitrol Luxembourg Sarl
DE	Quality Wire Processing Inc.
CA	Quantic Industries Inc.
UK	Quiz Systems Ltd.
OH	Radiometer America Inc.
FR	Radiometer Analytical SA
DA	Radiometer A/S
UK	Radiometer Corporate Development Ltd.
DA	Radiometer Danmark A/S
DA	Radiometer Finance A/S
GM	Radiometer GmbH
SP	Radiometer Iberica SA
OH	Radiometer Inc.
EI	Radiometer Ireland
JA	Radiometer KK
UK	Radiometer Ltd.
DA	Radiometer Medical ApS

AS	Radiometer Medical Sales Pty.Ltd.
NL	Radiometer Nederland BV
NZ	Radiometer Pacific Ltd.
AS	Radiometer Pacific Pty.Ltd.
SZ	Radiometer RSCH GmbH
FR	Radiometer SAS
PL	Radiometer Spolka zoo
JA	Radiometer Trading KK
UK	Radiometer (UK) Ltd.
CA	Raytek Corporation
BR	Raytek do Brasil Ltda.
GM	Raytek GmbH
MP	Raytek Investments (Mauritius) Ltd.
JA	Raytek Japan KK
MX	Raytek Mexico SA/CV
CA	Raytek Subsidiary Inc.
CA	Raytek Technologies Inc.
FR	SA Aeronautique Systems BIP
FR	SA Cryla
AZ	Securaplane Technologies Inc.
CA	SenDx Medical Inc.
DE	Service Station Products Company
IS	Servotech Control Technology Ltd.
CH	Setra Sensing Technology (Tianjin) Co.Ltd.
MA	Setra Systems Inc.
CH	Shanghai SAFA Plating Co.Ltd.
CH	Shanghai SAFE Plastic Cement Co.Ltd.
CH	Shanghai SATA Tools Machinery Manufacturing Co.Ltd
CH	Shanghai Shilu Instrument Co.Ltd.
EZ	SMB sro
FR	Societe Civile Immobiliere
VA	Sonix Inc.
MY	Sonix Technologies Sdv.Bhd.
MX	Sunbank de Mexico, S de RL de CV
CA	Sunbank Family of Companies LLC
DE	Superior Electric Holding Group LLC
DE	Swiss Precision Parts Corp.
IT	Techna Srl
DE	Thomson 60 Case LLC
UK	Thomson Barnstable Ltd.
DE	Thomson Bay Company LLC
UK	Thomson IBL Company
NY	Thomson Industries Inc.
MX	Thomson Industries S de RL de CV

DE	Thomson International Holdings LLC
NY	Thomson Micron LLC
CH	Tianjin Danaher Motion Co.Ltd.
CH	Tianjin Kollmorgen Industrial Drives Ltd.
SW	Tollo Linear AB
DE	Truck Storage Incorporated
DE	Utica Holding Company
SN	Veeder-Root Asia Pte.Ltd.
DE	Veeder-Root Company
BR	Veeder-Root do Brasil Ltda.
UK	Veeder-Root Environmental Systems Ltd.
UK	Veeder-Root Finance Company
GM	Veeder-Root GmbH
CH	Veeder-Root Petroleum Shanghai
FR	Veeder-Root Sarl
DE	Veeder-Root Service Company LLC
DE	Venture Measurement Company LLC
NL	Videojet Technologies BV
CA	Videojet Technologies Canada LP
UK	Videojet Technologies CP Ltd.
NL	Videojet Technologies Europe BV
AU	Videojet Technologies Gesellschaft mbH
GM	Videojet Technologies GmbH
DE	Videojet Technologies Inc.
JA	Videojet Technologies Japan Inc.
UK	Videojet Technologies Ltd.
FR	Videojet Technologies SA
CH	Videojet Technologies (Shanghai) Trading Co.Ltd.
SN	Videojet Technologies (Singapore) Pte.Ltd.
SP	Videojet Technologies SL
GM	Warner Electric GmbH
IT	Warner Electric Srl
TX	Wermex Corporation
DE	Western Pacific Industries Inc. (d/b/a Iseli Co.)
SW	Willett AB
DE	Willett America Inc.
RS	Willett A/O
AR	Willett (Argentina) SA
HK	Willett Asia Ltd.
NL	Willett BV
PO	Willett Codificacoa e Etiqetagem Ltda.
SN	Willett Coding and Labelling Pte.Ltd.
UK	Willett Coding Ltd.
DA	Willett (Denmark) ApS

UK	Willett Electro-Optics Ltd.
SN	Willett Global Sourcing Pte.Ltd.
GM	Willett Gmbh
NL	Willett Holdings BV
SP	Willett Iberia SA
IN	Willett India Pvt.Ltd.
AU	Willett Industriessysteme Handelsges.mbH
UK	Willett Information Solutions Ltd.
UK	Willett International Ltd.
JA	Willett Japan KK
KS	Willett Korea Co.Ltd. (69.4%)
BR	Willett Ltda.
UK	Willett Ltd
HU	Willett Magyarorszag Nyomtatas es Kodo.Kft.
NO	Willett (Norway) A/S
BE	Willett NV
UK	Willett Overseas Ltd.
FI	Willett Oy
FR	Willett Sarl
PL	Willett Sp.zoo
IT	Willett Srl
SZ	Willett Systeme GmbH
UK	Willett Systems Ltd.
TH	Willett (Thailand) Ltd.
UP	Willett (Ukraine) Ltd.
UY	Willett (Uruguay) SA
TU	Willett Urun Kodlama Ve Etiketleme Ltd.Sti.
DE	Willett Veritec LLC (50%)
NT	Wil NV
CH	Zhuhai SEZ Videojet Electronics Ltd.

Key to country abbreviations:

AR	Argentina
AS	Australia
AU	Austria
BE	Belgium
BR	Brazil
CA	Canada
CJ	Cayman Islands
CI	Chile
CH	China
EZ	Czech Republic
DA	Denmark

FI	Finland
FR	France
GM	Germany
HK	Hong Kong
HU	Hungary
IN	India
EI	Ireland
IS	Israel
IT	Italy
JM	Jamaica
JA	Japan
KS	Korea
LU	Luxembourg
MY	Malaysia
MP	Mauritius
MX	Mexico
NL	Netherlands
NT	Netherlands Antilles
NZ	New Zealand
NO	Norway
PL	Poland
PO	Portugal
RS	Russia
SC	St.Kitts
SN	Singapore
LO	Slovakia
SF	South Africa
SP	Spain
SW	Sweden
SZ	Switzerland
TW	Taiwan
TH	Thailand
TU	Turkey
UP	Ukraine
UK	United Kingdom
US	United States
UY	Uruguay
VE	Venezuela
VM	Vietnam